Cash Dividends	12 Months Ended
Dec. 31, 2020
Cash Dividends Disclosure [Abstract]
Cash Dividends
(19)	CASH DIVIDENDS

On August 7, 2018, the Company’s board of directors declared a special cash dividend of USD 3.00 per common share, or USD 6.00 per ADS, subject to the completion of the ATA Online Sale Transaction. The total amount of dividend was approximately RMB 946.6 million and was paid in cash on August 24, 2018 in connection with the final closing of the Transaction.